As filed with the U.S. Securities and Exchange Commission

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-6076

Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

Item 1. Reports to Stockholders.

(a)

Annual Report

May 31, 2021

AI Powered International Equity ETF

Ticker: AIIQ

AI Powered International Equity ETF

AI Powered International Equity ETF

Letter to Shareholders

(Unaudited)

To Our AIIQ Shareholders,

The past year was arguably the most challenging year in the history of mankind. The COVID-19 pandemic shuttered global economies and has forever changed the way we live. The COVID-19 case data is astounding with over 3 million lives lost and continued expectations for death counts to grow. Our sincerest thoughts are with those that were negatively impacted by the virus.

The EquBot AI investment system allows for a unique view into the hardships faced across the globe resulting from the COVID-19 pandemic. Our AI platform continues to monitor hundreds of global clinical trials still focused on battling COVID-19 and the companies associated across different sectors that have become leaders in their response to this new and constantly changing environment.

Out of such a dark and challenging economy came several positive areas of light. We witnessed global collaboration to discover and optimize vaccines, treatments, and testing of the virus. Cross-sector collaboration allowed for timely drug discovery and rapid resource deployment. New technologies were adopted to adapt to evolving living and working requirements. These changes will likely continue to promote new economic efficiencies and global growth.

The EquBot AI platform predicts a broad global market recovery for the remainder of 2021 and 2022 with a high probability of a non-linear recovery. Country by country growth will be varied as variations of the virus will cause new outbreaks and geopolitical struggles. We realize the importance of this insight from an investment perspective, but hope our investors heed the warning signs and dangers associated with this ongoing global health risk.

Performance from June 1, 2020 through May 31, 2021 (the “current fiscal period”) of the AI Powered International Equity ETF (“AIIQ” or the “Fund”) at NAV is 32.13%, while the AIIQ market price return is 32.07%. The Fund’s benchmark, the FTSE Developed All Cap ex USA Index, is up 42.79% for the same time period. Japan equities such as Open Door and Nomura Holdings were positive contributors to the Fund, while Wix.com and Hyundai Steel positions dragged on performance as a result of both COVID and geopolitical conflict related disruptions.

More volatility can lead to more data, and more data may lead to better AI predictions.

Although there are still a lot of uncertainties going into the second half of 2021 we can say with certainty that there will likely be a record amount of data produced this year. We believe AI will continue to be a critical tool to analyze data in this perpetually evolving global economy. The EquBot investment platform maintains the capability to ingest key data specific to vaccine rates, drug distribution, case numbers, and market data in an effort to determine the areas of the market with the highest opportunities.

AI Powered International Equity ETF

We believe that the ability to learn and consume more market data and produce a portfolio in an unbiased manner with AI will serve as a competitive advantage. We hope our investors will continue their disciplined data driven investment approaches and grow with us through this recovery period into 2022 and beyond.

Sincerely,

EquBot CEO

Past performance does not guarantee future results.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an Investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-650-451-5497. Market returns are based on the midpoint of the bid/ask spread at 4 p.m. ET and do not represent the returns an investor would receive if shares were traded at other times. The total operating expenses as stated in the fee table to the Fund’s prospectus dated September 30, 2020, is 0.79%.

Must be preceded or accompanied by a prospectus.

For a complete list of Fund holdings please see the schedule of investments in this report. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. The Fund is considered to be non-diversified, so it may invest more of its assets in the securities of a single issuer or a smaller number of issuers. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers.

The Fund is actively-managed and may not meet its investment objective based on the success or failure of the Equbot Model to identify investment opportunities. The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful.

The AI Powered International Equity ETF is distributed by Quasar Distributors LLC, which is not affiliated with EquBot.

AI Powered International Equity ETF

Performance Summary

As of May 31, 2021 (Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 5, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Average Annual Returns
(For the Year Ended May 31, 2021)

	1 Year	Since Inception(1)
AI Powered International Equity ETF - NAV	32.13%	11.70%
AI Powered International Equity ETF - Market	32.07%	11.67%
FTSE Developed All Cap ex USA Index(2)(3)	42.79%	8.73%

The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total operating expenses as stated in the fee table to the Fund’s prospectus dated September 30, 2020, is 0.79%. For performance information current to the most recent month-end, please call 1-800-617-0004.

(1)	Inception date is June 5, 2018.
(2)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

(3)	The FTSE Developed All Cap ex USA Index is a market-capitalization weighted index that represents the performance of large, mid and small cap companies in Developed markets, excluding the USA.

AI Powered International Equity ETF

Portfolio Allocation

As of May 31, 2021 (Unaudited)

Long Position Portfolio Allocation by Sector (a)	Percentage of Net Assets
Information Technology	24.2%
Health Care	15.8
Industrials	14.9
Financials	12.5
Materials	8.2
Consumer Discretionary	7.2
Consumer Staples	6.0
Communication Services	4.9
Utilities	2.9
Energy	2.1
Real Estate	1.1
Short-Term Investments	0.2
Total	100.0%

Short Position Portfolio Allocation by Sector (a)	Percentage of Net Assets
Health Care	0.4%
Total	0.4%

(a)	The Fund’s security classifications are defined by Fund management.

AI Powered International Equity ETF

Schedule of Investments

May 31, 2021

Shares	Security Description	Value
	COMMON STOCKS — 99.8%
	Australia — 5.6%
1,927	Atlassian Corporation plc - Class A (a)	$449,531
8,715	Newcrest Mining, Ltd.	188,921
		638,452
	Brazil — 0.6%
3,145	Atento SA (a)	63,057

	Canada — 5.0%
3,184	Canadian Solar, Inc. (a)	126,023
1	Equinox Gold Corporation (a)	8
1,982	IMAX Corporation (a)	42,831
3,000	Resolute Forest Products, Inc. (a)	50,610
276	Shopify, Inc. - Class A (a)	343,255
		562,727
	Denmark — 8.3%
350	Ascendis Pharma AS - ADR (a)	47,033
719	Carlsberg AS - Class B	132,288
902	Coloplast AS - Class B	143,416
2,845	Novo Nordisk AS - ADR	224,470
2,342	Novozymes AS - Class B	171,170
83	ROCKWOOL International AS - Class B	41,240
1,381	Royal Unibrew AS	178,586
		938,203
	France — 0.9%
487	BNP Paribas SA	33,542
5,363	Orange SA - ADR	68,647
		102,189
	Ireland — 1.1%
2,763	Perrigo Company plc	127,484

	Israel — 9.4%
979	Check Point Software Technologies, Ltd. (a)	114,523
14,369	Compugen, Ltd. (a)	110,353
1,102	CyberArk Software, Ltd. (a)	139,447
2,079	G Willi-Food International, Ltd. (a)	47,734
6,143	Galmed Pharmaceuticals, Ltd. (a)	15,972

The accompanying notes are an integral part of these financial statements.

AI Powered International Equity ETF

SCHEDULE OF INVESTMENTS

May 31, 2021 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Israel — 9.4% (Continued)
4,317	Ituran Location and Control, Ltd.	$104,515
1,111	Kornit Digital, Ltd. (a)	115,766
11,492	MediWound, Ltd. (a)	39,073
465	Radware, Ltd. (a)	13,578
519	Silicom, Ltd. (a)	21,269
443	Taro Pharmaceutical Industries, Ltd. (a)	31,462
1,217	Wix.com, Ltd. (a)	316,249
		1,069,941
	Japan — 35.9% (b)
1,500	Advantest Corporation	132,335
2,900	AGC, Inc.	127,528
13,405	Aoyama Trading Company, Ltd.	105,692
2,407	Asahi Holdings, Inc.	52,398
2,900	CyberAgent, Inc.	57,849
1,274	Daikokutenbussan Company, Ltd.	86,182
10,200	Daiwa Securities Group, Inc.	59,267
5,600	Hachijuni Bank, Ltd.	19,426
1,489	Hioki EE Corporation	70,630
2,500	JAFCO Group Company, Ltd.	183,457
9,300	Japan Post Bank Company, Ltd.	80,270
4,300	Jeol, Ltd.	207,102
3,500	Kirin Holdings Company, Ltd.	70,679
700	Kura Sushi, Inc.	24,377
2,300	Kurita Water Industries, Ltd.	109,309
2,100	Menicon Company, Ltd.	132,881
2,300	Mitsui OSK Lines, Ltd.	91,615
20	Nippon Building Fund, Inc.	128,010
1,671	Nippon Gas Company, Ltd.	25,955
3,200	Nippon Yusen KK	131,105
16,700	Nissan Motor Company, Ltd.	84,127
46,800	Nomura Holdings, Inc.	258,000
9,900	Open Door, Inc. (a)	224,888
1,600	Organo Corporation	94,979
1,500	RS Technologies Company, Ltd.	74,020
2,298	Sanken Electric Company, Ltd.	110,888

The accompanying notes are an integral part of these financial statements.

AI Powered International Equity ETF

SCHEDULE OF INVESTMENTS

May 31, 2021 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Japan — 35.9% (b) (Continued)
2,900	Sanyo Denki Company, Ltd.	$203,041
1,600	SCREEN Holdings Company, Ltd.	150,043
51,941	Seven Bank, Ltd.	109,240
5,300	Shindengen Electric Manufacturing Company, Ltd.	173,474
5,100	Sumitomo Mitsui Trust Holdings, Inc.	178,768
4,100	Takeuchi Manufacturing Company, Ltd.	111,202
200	Tokyo Electron, Ltd.	87,932
2,300	Toshiba Corporation	97,373
3,952	Uzabase, Inc. (a)	91,177
5,900	Yokohama Rubber Company, Ltd.	121,024
		4,066,243
	Luxembourg — 1.8%
3,950	Orion Engineered Carbons SA	79,948
3,350	Ternium SA - ADR	122,644
		202,592
	Netherlands — 4.2%
5,154	Merus NV (a)	109,007
945	NXP Semiconductors NV	199,792
4,797	uniQure NV (a)	166,599
		475,398
	Norway — 1.1%
5,752	Gjensidige Forsikring ASA	129,546

	Republic of Korea — 13.6%
2,476	Doosan Bobcat, Inc.	112,334
1,435	Fila Holdings Corporation	70,637
2,602	GS Holdings Corporation	107,901
3,910	Hyundai Steel Company	186,858
4,143	Korea Electric Power Corporation	94,539
1,238	Korea Investment Holdings Company, Ltd.	115,997
1,047	Korea Shipbuilding & Offshore Engineering Company, Ltd. (a)	134,242
25,442	Pan Ocean Company, Ltd.	157,629
5,300	Posco International Corporation	102,170
2,154	Samsung Life Insurance Company, Ltd.	160,685

The accompanying notes are an integral part of these financial statements.

AI Powered International Equity ETF

SCHEDULE OF INVESTMENTS

May 31, 2021 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Republic of Korea — 13.6% (Continued)
647	Shinsegae, Inc.	$182,736
1,455	S-Oil Corporation	123,935
		1,549,663
	Sweden — 3.4%
1,613	Spotify Technology SA (a)	389,653

	Switzerland — 4.0%
4,730	AC Immune SA (a)	28,806
2,864	CRISPR Therapeutics AG (a)	338,468
254	Sika AG	81,918
		449,192
	United Kingdom — 3.3%
3,929	Atlantica Sustainable Infrastructure plc	142,819
826	Diageo plc - ADR	159,625
1,055	National Grid plc - ADR	70,548
		372,992
	United States — 0.6%
11,185	Sombrero Resources Shares (a)(c)(e)	—
11,185	Tier One Metals Shares (a)(c)(e)	—
3,813	UroGen Pharma, Ltd. (a)	67,185
		67,185
	Uruguay — 1.0%
507	Globant SA (a)	110,460
	TOTAL COMMON STOCKS (Cost $11,350,951)	11,314,977

The accompanying notes are an integral part of these financial statements.

AI Powered International Equity ETF

SCHEDULE OF INVESTMENTS

May 31, 2021 (Continued)

Shares	Security Description	Value
	SHORT-TERM INVESTMENTS — 0.2%
25,102	First American Government Obligations Fund - Class X, 0.03% (d)	$25,102
	TOTAL SHORT-TERM INVESTMENTS (Cost $25,102)	25,102
	TOTAL INVESTMENTS — 100.0% (Cost $11,376,053)	11,340,079
	TOTAL SECURITIES SOLD SHORT (Proceeds $48,673) — (0.4)%	(48,697)
	Other Assets in Excess of Liabilities — 0.4%	48,341
	NET ASSETS — 100.0%	$11,339,723

Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)

To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. See Note 7 in Notes to Financial Statements.

(c)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(d)	Annualized seven-day yield as of May 31, 2021.
(e)	This security has been deemed illiquid according to the Fund’s liquidity guidelines. The value of this security is $0 which represents 0.00% of net assets.

The accompanying notes are an integral part of these financial statements.

AI Powered International Equity ETF

Schedule of Securities Sold Short

May 31, 2021

Shares	Security Description	Value
	COMMON STOCKS — 0.4%
	France — 0.4%
454	Sanofi	$48,697
	TOTAL COMMON STOCKS (Proceeds $48,673)	48,697
	Total Securities Sold Short (Proceeds $48,673)	$48,697

The accompanying notes are an integral part of these financial statements.

AI Powered International Equity ETF

Statement of Assets and Liabilities

May 31, 2021

ASSETS
Investments in Securities, at Value*	$11,340,079
Receivable for Investment Securities Sold	745,763
Dividends and Interest Receivable	18,199
Total Assets	12,104,041

LIABILITIES
Securities Sold Short, at Value (Proceeds $48,673)	48,697
Cash due to Custodian	69,166
Payable for Investment Securities Purchased	639,147
Management Fees Payable	7,308
Total Liabilities	764,318

NET ASSETS	$11,339,723

NET ASSETS CONSIST OF:
Paid-in Capital	$11,509,607
Total Distributable Earnings/(Accumulated Deficit)	(169,884)
Net Assets	$11,339,723

Net Asset Value
Net Assets	$11,339,723
Shares Outstanding (a)	350,000
Net Asset Value, Offering and Redemption Price per Share	$32.40

* Identified Cost:
Investments in Securities	$11,376,053

(a)	No Par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

AI Powered International Equity ETF

Statement of Operations

For the Year Ended May 31, 2021

INVESTMENT INCOME
Dividends*	$83,180
Interest	33
Total Investment Income	83,213

EXPENSES
Management Fees	54,815
Total Expenses	54,815
Net Investment Income (Loss)	28,398

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Securities	1,733,681
Foreign Currency Transactions	(27,029)
Net Change in Unrealized Appreciation (Depreciation) of:
Investments in Securities	(171,785)
Securities Sold Short	(24)
Foreign Currency Translation	(137)
Net Realized and Unrealized Gain (Loss) on Investments	1,534,706
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,563,104

* Net of foreign withholding tax of	$12,301

The accompanying notes are an integral part of these financial statements.

AI Powered International Equity ETF

Statements of Changes in Net Assets

	Year Ended May 31, 2021	Year Ended May 31, 2020
OPERATIONS
Net Investment Income (Loss)	$28,398	$37,430
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	1,706,652	(335,900)
Change in Unrealized Appreciation (Depreciation) of Investments, Securities Sold Short, and Foreign Currency Translations	(171,946)	265,653
Net Increase (Decrease) in Net Assets Resulting from Operations	1,563,104	(32,817)

DISTRIBUTIONS TO SHAREHOLDERS
Net Distributions to Shareholders	(82,726)	(49,171)
Total Distributions	(82,726)	(49,171)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	14,377,045	1,358,735
Transaction Fees (See Note 6)	1,788	—
Payments for Shares Redeemed	(8,248,175)	(1,104,785)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	6,130,658	253,950
Net Increase (Decrease) in Net Assets	7,611,036	171,962

NET ASSETS
Beginning of year	$3,728,687	$3,556,725
End of year	$11,339,723	$3,728,687

(a)	Summary of capital share transactions is as follows:

	Shares	Shares
Shares Sold	450,000	50,000
Shares Redeemed	(250,000)	(50,000)
Net Increase	200,000	—

The accompanying notes are an integral part of these financial statements.

AI Powered International Equity ETF

Financial Highlights

For a capital share outstanding throughout the year/period

	Year Ended May 31, 2021	Year Ended May 31, 2020	Period Ended May 31, 2019(a)
Net Asset Value, Beginning of Year/Period	$24.86	$23.71	$25.00

INCOME GAIN (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.12	0.23	0.23
Net Realized and Unrealized Gain (Loss) on Investments (f)	7.82	1.25	(0.60)
Total from Investment Operations	7.94	1.48	(0.37)

DISTRIBUTIONS TO SHAREHOLDERS:
Net Investment Income	(0.41)	(0.33)	(0.17)
Net Realized Gains	—	—	(0.75)
Total Distributions	(0.41)	(0.33)	(0.92)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (See Note 6)	0.01	—	—
Net Asset Value, End of Year/Period	$32.40	$24.86	$23.71

Total Return	32.13%	6.12%	-0.76	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Year/Period (000’s)	$11,340	$3,729	$3,557

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.79%	0.79%	0.79	%(d)
Net Investment Income (Loss) to Average Net Assets	0.41%	0.93%	0.97	%(d)

Portfolio Turnover Rate (e)	330%	114%	127	%(c)

(a)	Commenced operations on June 5, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excludes impact of in-kind transactions.
(f)

Realized and unrealized gains (losses) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

AI Powered International Equity ETF

Notes to Financial Statements

May 31, 2021

NOTE 1 – ORGANIZATION

AI Powered International Equity ETF (the “Fund”) is a non-diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to seek capital appreciation. The Fund commenced operations on June 5, 2018.

The end of the reporting period for the Fund is May 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2021 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services - Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange-traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

AI Powered International Equity ETF

NOTES TO FINANCIAL STATEMENTS

May 31, 2021 (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

AI Powered International Equity ETF

NOTES TO FINANCIAL STATEMENTS

May 31, 2021 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$11,314,977	$—	$—	(a)	$11,314,977
Short-Term Investments	25,102	—	—		25,102
Total Investments in Securities	$11,340,079	$—	$—	(a)	$11,340,079

Liabilities^	Level 1	Level 2	Level 3	Total
Common Stocks	$48,697	$—	$—	$48,697
Total Securities Sold Short	$48,697	$—	$—	$48,697

^	See Schedule of Investments and Schedule of Securities Sold Short for breakout of investments by country.
(a)	Represents less than $0.50.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which

AI Powered International Equity ETF

NOTES TO FINANCIAL STATEMENTS

May 31, 2021 (Continued)

may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expenses in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized from investment transactions are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Fund on an annual basis. Distributions are recorded on the ex-dividend date.

E.

Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F.

Short Positions. When the Fund sells a security it does not own (known as a “short” position), it must buy or borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited

AI Powered International Equity ETF

NOTES TO FINANCIAL STATEMENTS

May 31, 2021 (Continued)

in size, will be recognized upon the termination of a short sale. For financial statement purposes, cash proceeds from securities sold short, if any, are included in the Statement of Assets and Liabilities as deposits at broker for securities sold short. The amount of the securities sold short, shown as a liability, is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of securities sold short may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Dividend and interest expense paid by the Fund, if any, are displayed in the Expenses section of the Statement of Operations. The Fund does not generally expect to engage in short sales.

G.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

H.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

I.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

AI Powered International Equity ETF

NOTES TO FINANCIAL STATEMENTS

May 31, 2021 (Continued)

J.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to redemptions in kind. During the fiscal year ended May 31, 2021, the following table shows the reclassifications made:

Distributable Earnings (Accumulated Deficit)	Paid-In Capital
$(1,363,456)	$1,363,456

During the fiscal year ended May 31, 2021, the Fund realized $1,363,456 in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

K.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period, that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

EquBot, Inc. (the “Adviser”), serves as the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging, in consultation with Toroso Investments, LLC (the “Sub-Adviser”) transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-

AI Powered International Equity ETF

NOTES TO FINANCIAL STATEMENTS

May 31, 2021 (Continued)

1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser 0.79% at an annual rate based on the Fund’s average daily net assets. Prior to May 17, 2021, the Fund was sub-advised by Vident Investment Advisory, LLC.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting, prepares reports and materials to be supplied to the Board and monitors the activities of the Fund’s Custodian, transfer agent and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $23,671,321 and $22,481,678, respectively.

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations and redemptions were $13,119,610 and $8,208,832, respectively.

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes at May 31, 2021 were as follows:

Tax cost of investments	$11,459,795
Gross tax unrealized appreciation	$260,812
Gross tax unrealized depreciation	(380,528)
Net tax unrealized appreciation (depreciation)	(119,716)
Undistributed ordinary income	148,583
Undistributed long-term capital gain (loss)	—
Other accumulated gain (loss)	(198,751)
Distributable earnings (accumulated deficit)	$(169,884)

AI Powered International Equity ETF

NOTES TO FINANCIAL STATEMENTS

May 31, 2021 (Continued)

The difference between the cost basis for financial statement and federal income tax purposes is due primarily to timing differences in recognizing wash sales and the tax treatment of passive foreign investment companies.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended May 31, 2021, the Fund did not elect to defer any post-October capital losses or late year ordinary losses.

At May 31, 2021, the Fund had a short-term capital loss carryforward of $198,604. This amount does not have an expiration date. During the current fiscal period, the Fund utilized $75,260 of short term capital loss carryforward and $77,336 of long term capital loss carryforward.

The tax character of distributions paid by the Fund during the years ended May 31, 2021 and May 31, 2020, were as follows:

	Year Ended May 31, 2021	Year Ended May 31, 2020
Ordinary Income	$82,726	$49,171

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from its NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

AI Powered International Equity ETF

NOTES TO FINANCIAL STATEMENTS

May 31, 2021 (Continued)

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $500, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are displayed in the Capital Share Transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 7 – RISKS

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

COVID-19 Risk. The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

AI Powered International Equity ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of AI Powered International Equity ETF and
Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of AI Powered International Equity ETF (the “Fund”), a series of ETF Series Solutions, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating

AI Powered International Equity ETF

Report of Independent Registered Public Accounting Firm

(Continued)

the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
July 29, 2021

AI Powered International Equity ETF

Trustees and Officers

(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	49	Independent Trustee, Managed Portfolio Series (33 portfolios) (since 2011).
David A. Massart Born: 1967	Trustee	Indefinite term; since 2012	Co-Founder, President, and Chief Investment Strategist, Next Generation Wealth Management, Inc. (since 2005).	49	Independent Trustee, Managed Portfolio Series (33 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	49	Independent Trustee, PPM Funds (3 portfolios) (since 2018).
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2013); Managing Director of Index Services, Zacks Investment Management (2011–2013).	49	None

AI Powered International Equity ETF

Trustees and Officers

(Unaudited) (Continued)

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Principal Officers of the Trust
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Vice President, U.S. Bancorp Fund Services, LLC (2014–2020).
Michael D. Barolsky Born: 1981	Vice President and Secretary	Indefinite term; since 2014 (other roles since 2013)	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Vice President, U.S. Bancorp Fund Services, LLC (2012-2019); Associate, Thompson Hine LLP (law firm) (2008–2012).
James R. Butz Born: 1982	Chief Compliance Officer	Indefinite term; since 2015	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2015).
Kristen M. Weitzel, CPA Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–2015); Manager, PricewaterhouseCoopers LLP (accounting firm) (2005–2011).
Jessica L. Vorbeck Born: 1984	Assistant Treasurer	Indefinite term; since 2020	Officer, U.S. Bancorp Fund Services, LLC (since 2018; 2014-2017).
Elizabeth A. Winske Born: 1983	Assistant Treasurer	Indefinite term; since 2017	Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2016-2020); Officer, U.S. Bancorp Fund Services, LLC (2012–2016).
Jason E. Shlensky Born: 1987	Assistant Treasurer	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Officer, U.S. Bancorp Fund Services, LLC (2014–2019).
Isabella K. Zoller Born: 1994	Assistant Secretary	Indefinite term; since 2020	Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2019), Regulatory Administration Intern, U.S. Bancorp Fund Services, LLC (2018-2019) and Law Student (2016-2019).

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.aiiqetf.com.

AI Powered International Equity ETF

Expense Example

For the Six-Months Ended May 31, 2021 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period as indicated below in the Expense Example table.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During the Period (1)
Actual	$ 1,000.00	$ 1,095.70	$4.13
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,020.99	$3.98

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.79%, multiplied by the average account value during the period, multiplied by 182/365 to reflect the one-half year period.

AI Powered International Equity ETF

Approval of Advisory Agreements and Board Consideration

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held April 20-21, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the approval of the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between EquBot Inc. (the “Adviser”) and the Trust, on behalf of AI Powered International Equity ETF (the “Fund”), and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Adviser, the Trust, on behalf of the Fund, and Vident Investment Advisory, LLC (the “Sub-Adviser”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials from the Adviser and the Sub-Adviser (the “Materials”) regarding, among other things: (i) the nature, extent, and quality of the services provided by the Adviser and Sub-Adviser; (ii) the historical performance of the Fund; (iii) the cost of the services provided and the profits realized by the Adviser and Sub-Adviser from services rendered to the Fund; (iv) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (v) the extent to which the advisory fee for the Fund reflects economies of scale shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant.

The Board also considered that the Adviser and Sub-Adviser, along with other service providers of the Fund, presented written information to help the Board evaluate the Adviser’s and Sub-Adviser’s fees and other aspects of the Agreements. Additionally, a representative from the Adviser provided an oral overview of the Fund’s strategy, the services provided to the Fund by the Adviser and Sub-Adviser, and additional information about the Adviser’s personnel and operations. The Board then discussed the written materials and oral presentation that it had received and any other information that the Board received at the Meeting and deliberated on the approval of the Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.

Approval of the Continuation of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser would continue to provide investment management services to the Fund. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance infrastructure and past reports from the Trust’s Chief Compliance Officer (“CCO”). The Board also considered its previous experience with the Adviser providing investment management services to the Fund. The Board noted that it had received a copy of the Adviser’s registration form (“Form

AI Powered International Equity ETF

Approval of Advisory Agreements and Board Consideration

(Unaudited) (Continued)

ADV”), as well as the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm’s key personnel, the firm’s cybersecurity policy, and the services provided by the Adviser.

The Board also considered other services currently provided by the Adviser to the Fund, such as analysis and recommendations based on the Adviser’s proprietary investment selection model, monitoring adherence to the Fund’s investment restrictions, oversight of the Sub-Adviser, monitoring compliance with various policies and procedures and with applicable securities regulations, and monitoring the extent to which the Fund achieved its investment objective. The Board further considered the oral information provided by the Adviser with respect to the impact of the COVID-19 pandemic on the Adviser’s operations.

Historical Performance. The Board noted that it had received information regarding the Fund’s performance for various time periods in the Materials and primarily considered the Fund’s performance for periods ended December 31, 2020.

The Board noted that, for the one-year and since inception periods, the Fund outperformed its benchmark, the FTSE Developed ex US All Cap Net Tax Index. The Board further noted that, for the one-year period, the Fund outperformed the median for funds in the universe of Foreign Large Blend ETFs as reported by Morningstar (the “Category Peer Group”).

The Board also considered the Fund’s performance relative to its competitors identified by the Adviser that are actively managed, developed markets ex-U.S., non-leveraged equity ETFs (the “Selected Peer Group”). The Board noted that the Selected Peer Group reflected a wide range of returns for the one-year period, and the Fund’s performance was within the range of such returns.

Cost of Services Provided and Economies of Scale. The Board reviewed the expense ratio for the Fund, the full amount of which was the “unified fee” described below, and compared the Fund’s expense ratio to its Category Peer Group and the Selected Peer Group. The Board noted that the expense ratio for the Fund was significantly higher than the median for funds in the Category Peer Group, but within the range of expense ratios of the funds in the Category Peer Group and Selected Peer Group. The Board also noted that, because the Category Peer Group included a number of significantly larger, low-cost, passive ETFs, the Category Peer Group may not allow for an apt comparison by which to judge the Fund’s expense ratio.

The Board took into consideration that the Adviser charges a “unified fee,” meaning the Fund pays no expenses other than the advisory fee and certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/

AI Powered International Equity ETF

Approval of Advisory Agreements and Board Consideration

(Unaudited) (Continued)

or Shareholder Servicing (12b 1) Plan. The Board noted that the Adviser continued to be responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of its own fee and resources. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Fund, taking into account analyses of the Adviser’s profitability with respect to the Fund.

The Board expressed the view that it currently appeared that the Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board further determined that, based on the amount and structure of the Fund’s unitary fee, such economies of scale would be shared with Fund shareholders, although the Board intends to monitor fees as the Fund grows in size and assess whether fee breakpoints may be warranted.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Approval of the Sub-Advisory Agreement with the Sub-Adviser

Nature, Extent, and Quality of Services Provided. The Board considered the scope of services provided to the Fund under the Sub-Advisory Agreement, noting that the Sub-Adviser would continue to provide investment management services to the Fund. The Board noted the responsibilities that the Sub-Adviser has as the Fund’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Fund based on the analysis and investment recommendations from the Adviser; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of the Fund’s shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with relevant law; responsibility for quarterly reporting to the Board; and implementation of Board directives as they relate to the Fund.

In considering the nature, extent, and quality of the services provided by the Sub-Adviser, the Board considered reports of the Trust’s CCO with respect to the Sub-Adviser’s compliance program and its experience providing investment management services to other ETFs, including other series of the Trust. The Board also considered the Sub-Adviser’s resources and capacity with respect to portfolio management, compliance, and operations given the number of funds for which it would be sub-

AI Powered International Equity ETF

Approval of Advisory Agreements and Board Consideration

(Unaudited) (Continued)

advising. The Board further considered information provided by the Sub-Adviser with respect to the impact of the COVID-19 pandemic on the Sub-Adviser’s operations. The Board also considered that the Sub-Adviser was only expected to continue managing the Fund for a short period of time due to an anticipated change in the Fund’s sub-adviser.

Historical Performance. The Board noted that it had received information regarding the Fund’s performance for various time periods in the Materials and primarily considered the Fund’s performance for periods ended December 31, 2020. The Board noted that the Fund’s performance was generally driven by the investment decisions of the Adviser, and consequently, the Fund’s performance was not a significant factor by which to judge the services provided by the Sub-Adviser. The Board compared the Fund’s performance to the Fund’s benchmark index, the FTSE Developed ex US All Cap Net Tax Index, and noted that for the one-year and since inception periods, the Fund had outperformed such benchmark.

Costs of Services Provided and Economies of Scale. The Board reviewed the sub-advisory fees paid by the Adviser to the Sub-Adviser for its services to the Fund. The Board considered that the fees paid to the Sub-Adviser are paid by the Adviser and noted that the fee reflected an arm’s-length negotiation between the Adviser and the Sub-Adviser. The Board also took into account analyses of the Sub-Adviser’s profitability with respect to the Fund.

The Board expressed the view that the Sub-Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board further noted that because the Fund pays the Adviser a unified fee, any benefits from breakpoints in the sub-advisory fee schedule would accrue to the Adviser, rather than Fund shareholders. Consequently, the Board determined that it would monitor fees as the Fund grows to determine whether economies of scale were being effectively shared with the Fund and its shareholders.

Conclusion. No single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

AI Powered International Equity ETF

Approval of Sub-Advisory Agreements and Board Consideration

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on April 20-21, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the approval of the following Sub-Advisory Agreements (collectively, the “Sub-Advisory Agreements”) with respect to AI Powered International Equity ETF (the “Fund”):

●	the Interim Sub-Advisory Agreement among EquBot (the “Adviser”), the Trust, on behalf of the Fund, and Toroso Investments, LLC (“Toroso” or the “Sub-Adviser”); and

●	the Sub-Advisory Agreement between the Adviser, the Trust, on behalf of the Fund, and Toroso.

The Board considered that the Interim Sub-Advisory Agreement would be effective for up to 150 days from the date Toroso begins managing the Fund as its sub-adviser. The Board further considered that the Sub-Advisory Agreement would also require approval by the vote of a majority of the outstanding voting securities of the Fund, and that, pending the requisite approvals, the new Sub-Advisory Agreement was expected to become effective in the third quarter of 2021. The Board noted that it was being asked to consider the Sub-Advisory Agreements because the Adviser was recommending that Toroso replace the Fund’s current sub-adviser, which had provided notice of its intention to resign from managing the Fund. The Board was informed that the terms of the Sub-Advisory Agreements were identical in all material respects to the terms of the existing sub-advisory agreement, except that the initial tier of the sub-advisory fee was reduced and that, with respect to the Interim Sub-Advisory Agreement, certain terms are required to be included by Securities and Exchange Commission rules, such as the 150 day term.

Prior to the Meeting, the Board, including the Trustees who are not parties to the Sub-Advisory Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials from the Sub-Adviser (the “Materials”) regarding, among other things: (i) the nature, extent, and quality of the services to be provided by the Sub-Adviser; (ii) the historical performance of the Fund; (iii) the cost of the services to be provided and the profits expected to realized by the Sub-Adviser from services to be rendered to the Fund; (iv) the extent to which the sub-advisory fee for the Fund reflects economies of scale shared with the Fund shareholders; and (v) other factors the Board deemed to be relevant.

The Board also considered that the Sub-Adviser, along with other service providers of the Fund, presented written information to help the Board evaluate the Sub-Adviser’s fees and other aspects of the Sub-Advisory Agreements. Additionally, a representative from the Adviser provided an oral overview of the services to be provided to the Fund by the Sub-Adviser, and additional information about each firm’s personnel and operations. The Board also noted that it had met with representatives of the Sub-

AI Powered International Equity ETF

APPROVAL OF SUB-ADVISORY AGREEMENTS and BOARD CONSIDERATION

(Unaudited) (Continued)

Adviser at a recent prior Board meeting, where the Sub-Adviser provided information about its business, key personnel, operations, and compliance program. The Board then discussed the written materials and oral presentation that it had received and any other information that the Board received at the Meeting and deliberated on the approval of the Sub-Advisory Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.

Approval of the Sub-Advisory Agreements with the Sub-Adviser

Nature, Extent, and Quality of Services Provided. The Board considered the scope of services to be provided to the Fund under the Sub-Advisory Agreements, noting that Toroso would provide investment management services to the Fund. The Board noted the responsibilities that Toroso would have as the Fund’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Fund based on the analysis and investment recommendations from the Adviser; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of the Fund’s shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with relevant law; responsibility for quarterly reporting to the Board; and implementation of Board directives as they relate to the Fund.

In considering the nature, extent, and quality of the services to be provided by Toroso, the Board considered reports of the Adviser’s CCO and the Trust’s CCO with respect to Toroso’s compliance program. Toroso’s registration form (“Form ADV”) was provided to the Board, as was the response of Toroso to a detailed series of questions which included, among other things, information about the background and experience of the portfolio manager primarily responsible for the day-to-day management of the Fund. The Board further considered the oral information previously provided by the Sub-Adviser with respect to the impact of the COVID-19 pandemic on the Sub-Adviser’s operations.

Historical Performance. The Board noted that, because Toroso had not previously been responsible for the management of the Fund’s portfolio, performance was not a relevant consideration in the context of the Board’s deliberations on the Sub-Advisory Agreements.

Cost of Services Provided and Economies of Scale. The Board reviewed the advisory fees to be paid to the Sub-Adviser for its services to the Fund under the Sub-Advisory Agreements. The Board noted that the proposed minimum fee was identical to the minimum fee payable to the Fund’s previous sub-adviser, and the asset-based fee was expected to result in slightly lower sub-adviser fees than those paid to the Fund’s

AI Powered International Equity ETF

APPROVAL OF SUB-ADVISORY AGREEMENTS and BOARD CONSIDERATION

(Unaudited) (Continued)

previous sub-adviser. The Board considered that the fees to be paid to Toroso would be paid by the Adviser from the fee the Adviser receives from the Fund and reflected an arm’s-length negotiation between the Adviser and the Sub-Adviser. The Board further determined that the fee reflected an appropriate allocation of the advisory fee paid to each adviser given the work performed by each firm. The Board also evaluated the compensation and benefits expected to be received by Toroso from its relationship with the Fund, taking into account an analysis of Toroso’s estimated profitability with respect to the Fund.

The Board expressed the view that it currently appeared that the Sub-Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board determined that it would monitor fees as the Fund’s assets grow to determine whether economies of scale were being effectively shared with the Fund and its shareholders.

Conclusion. No single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreements; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Sub-Advisory Agreements, including the compensation payable under the agreements, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Sub-Advisory Agreements was in the best interests of the Fund and its shareholders.

AI Powered International Equity ETF

Review of Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2020. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

AI Powered International Equity ETF

Federal Tax Information

(Unaudited)

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended May 31, 2021, certain dividends paid by the Fund may be subject to the maximum rate of 23.8%, as provided for by the Jobs and Growth Tax relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 59.22%.

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended May 31, 2021 was 1.09%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004 or by accessing the Fund’s website at www.aiiqetf.com. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.aiiqetf.com daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.aiiqetf.com.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 will be available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

AI Powered International Equity ETF

Frequency Distribution of Premiums and Discounts

(Unaudited)

Information regarding how often shares of the Fund trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its the NAV of the Fund is available, without charge, on the Fund’s website at www.aiiqetf.com.

(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

Adviser

EquBot, Inc.
450 Townsend Street
San Francisco, California 94107

Sub-Adviser

Toroso Investments, LLC
898 North Broadway, Suite 2
Massapequa, New York 11758

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004-2541

AI Powered International Equity ETF

Symbol – AIIQ
CUSIP – 26922A461

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2021	FYE 5/31/2020
Audit Fees	$15,000	$15,000
Audit-Related Fees	$0	$0
Tax Fees	$3,500	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2021	FYE 5/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2021	FYE 5/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Leonard M. Rush, David A. Massart, and Janet D. Olsen.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	8/9/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	8/9/2021

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	8/9/2021

*	Print the name and title of each signing officer under his or her signature.